Annual Shareholders Meeting May 2013 Exhibit 99.1

* The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals. Forward-Looking Statements

* I. Abraxas Petroleum Overview

* Headquarters................. San Antonio Employees...................... 105 Shares outstanding(1)…… 93.3 mm Market cap(2) ……………... $211 mm Bank debt net of cash(1)… $119 mm PV-10(4)………………………… $312.1 mm Fully Diluted as of 3/31/13 As of 5/10/13 Net proved reserves as of December 31, 2012 adjusted for recent asset sales in TX, OK, ND and LA.. Uses 12/31/12 SEC Pricing of $95.14/bbl oil and $2.86/mcf gas Net proved reserves as of December 31, 2012 adjusted for recent asset sales in TX, LA, OK, ND and annualized daily net production for the quarter ended March 31, 2013 EV/BOE(1,2,3)…………………… $11.46 Proved Reserves(3).………… 29.8 mmboe % Oil/Liquids………… ~66% % Proved developed ~48% Production(1).………………… 4,216 boepd R/P Ratio(4)…………………… 19.4x 2013E CAPEX………………… $70mm NASDAQ: AXAS Corporate Profile

* Exposure to "core" acreage in U.S. oil resource plays Significant, low-cost exposure to other emerging NAM oil resource plays Premier Position Value + Growth Low decline legacy production provides solid foundation “Manufacturing” model in repeatable resource plays leads to visible growth Proven Operator Deep technical and geological / geophysical staff Company owned rig in Bakken + pad drilling = efficient, low cost operator Oil Weighted 66% crude oil and liquids weighted by reserves(1) Nearly 100% of 2013E capital directed towards growing production from oil resource plays On reserve basis as of 12/31/12 adjusted for recent asset sales in TX, OK, ND and LA. Experienced Leadership Senior management with 32 average years of industry experience Highly qualified directors with significant energy industry and board experience Abraxas Highlights

High Quality Assets

ABRAXAS

Abraxas Petroleum Corporation	
Proved Reserves (mmboe)[1]:	29.8
• Proved Developed[1]:	48%
• Liquids[1]:	66%



Williston: Bakken / Three Forks
Powder River Basin: Niobrara, Turner
Uinta / Wind River / Green River Dry Gas
CBP: Conventional
Delaware Basin: Montoya/Devonian/Miss Gas, Shallow Oil, Emerging Hz. Oil
Midland/Eastern Shelf: Emerging Cline, Wolfcamp
WolfBone
Eagle Ford Shale

Alberta, Canada



Eastern Shale Basin: Duvernay
Pekisko

Core	Non Core	
■ (red)	■ (pink)	Rocky Mountain
■ (green)	■ (light green)	Gulf Coast
■ (navy)	■ (lavender)	Permian Basin
■ (orange)	■ (light yellow)	Canada

(1) Net proved reserves as of December 31, 2012 adjusted for recent asset sales in TX, OK, ND and LA.

6

* Proved Reserves(1) – 29.8 mmboe Production(2) – 4,216 boepd Net proved reserves as of December 31, 2012 adjusted for recent asset sales in TX, OK, ND and LA. Daily net production for the quarter ended March 31, 2013 Reserve Mix(1) Revenue By Production Stream Reserve / Production Summary High-quality, Long-Lived, Oil Weighted Assets

* Proved, Probable, Possible PV-10 based off December 31, 2012 reserves and SEC pricing of $95.13/bbl oil and $2.86/mcf gas. Net proved, probable and possible reserves adjusted for recent asset sales in TX, OK, ND and LA. Building, Rig & Other PP&E (workover rigs, misc equipment, etc) based off net book value as of March 31, 2013. Tax assessment of AXAS surface ownership in 162 acres Coke, TX; 613 acres Scurry, TX. Purchase price of AXAS 1,769 acres in San Patricio, TX; 12,178 acres Pecos, TX; 582 acres McKenzie, ND & Condos; 50 acres DeWitt, TX. Bank debt as of 3/31/13. WC Deficit as of 3/31/13 – excludes derivative assets and liabilities Base NAV

* II. Executing Our Plan

* Strategic Plan Excluding building mortgage and rig loan which are secured by the building and rig, respectively. EBITDA definition per bank loan agreement (excludes Rig EBITDA)

* 9/12 Strategic Plan - Successful Execution As of 12/31/2011 As of 3/31/13 Excluding building mortgage and rig loan which are secured by the building and rig, respectively. EBITDA definition per bank loan agreement (excludes Rig EBITDA) Proved reserves as of December 31, 2012 excluding recent asset sales in LA, OK, ND and TX.

* Budget Changes Company has narrowed drilling focus to two core oily areas: Bakken and Eagle Ford Company focus on Bakken and Eagle Ford oil consistent with industry activity and asset quality “Held-by-production” positions in Permian and Powder River Basin provide medium-to-longer term flexibility ($ in millions)

* Includes AXAS’ share of Blue Eagle’s production (50% in Q1 and Q2 2011, 41% in Q3 2011 and 35% in Q4 2011, Q1 2012 and Q2 2012) (Boepd) Oil/NGL % 34% 35% 36% 39% 43% 44% 48% 48% 52% 53% 53% 54% 58% Production Net to AXAS(1) 81% Liquids Growth Since 1Q10 Refocusing on Oil and Liquids

* Performance Peer Group consists of companies with under $1bn in mkt cap with five year performance histories: AREX, BBG, CPE, CRZO, CWEI, CRK, CXPO, DBLE, EOX, ENRJ, EPM, FST, GSXN, GST, GDP, MHR, NOG, PHX, PDCE, PVA, PQ, KWK, SFY, TPLM, USEG, WRES, ZAZA. Does not include companies that filed for bankruptcy or grew beyond $1 billion in market cap. Peer Group consists of companies with under $1bn in mkt cap with three year performance histories: AREX, BBG, CPE, CRZO, CWEI, CRK, CXPO, QBC, DBLE, EOX, ENRJ, EPM, FST, GSXN, GST, GDP, MHR, NOG, PHX, PDCE, PVA, PQ, KWK, RECV, SFY, SYRG, TPLM, USEG, WRES, ZAZA . Does not include companies that filed for bankruptcy or grew beyond $1 billion in market cap.

* Performance Peer Group consists of companies with under $1bn in mkt cap with performance histories YTD and since 9/12: ASEN, AREX, BBG, ANFC, CPE, CRZO, CWEI, CRK, CXPO, QBC, DBLE, EOX, ENRJ, EPM, FST, GSXN, GST, GDP, MHR, MPO, NOG, PHX, PDCE, PVA, PQ, PSTR, KWK, RECV, SN, SFY, SYRG, TPLM, USEG, WRES, ZAZA. Does not include companies that filed for bankruptcy or grew beyond $1 billion in market cap.

* III. Asset Base Overview

* Bakken / Three Forks Positioned in a Core Area (NorthFork) Operator Abraxas Burlington Continental Hess Kodiak Newfield Petro-Hunt QEP Slawson SM XTO Other SM Nelson 15-11H 20 Stages 24-hr IP rate: 994 bbl/d, 1,417 mcf/d XTO Lund 26-18SH 22 Stages 24-hr IP rate: 1,252 bbl/d, 2,300 mcf/d Abraxas Stenehjem 27-34-1H 17 Stages 24-hr IP rate: 862 bbl/d, 1,365 mcf/d Abraxas Jore Federal 2-11-3H 35 Stages 24-hr IP rate: 761 bbl/d, 1,759 mcf/d XTO Badlands Federal 21X-13 24 Stages 24-hr IP rate: 1,029 bbl/d, 1,458 mcf/d XTO Mariana Trust 12X-20H Recently Completed Results Pending Abraxas Ravin 26-35-1H 23 Stages 24-hr IP rate: 1,008 bbl/d, 1,342 mcf/d Burlington Morgan 21-28MBH-2NH 13 Stages 24-hr IP rate: 2,004 bbl/d, 3,328 mcf/d Burlington Kirkland 21-28MBH 12 Stages 24-hr IP rate: 2,325 bbl/d, 4,411 mcf/d ___________________________________ Source: HPDI. Horizontal wells drilled since 1/2010 XTO Lundin 11-4SH 16 Stages 24-hr IP rate: 878 bbl/d, 1,535 mcf/d

* Bakken / Three Forks Positioned in a Core Area (Harding) Operator Abraxas Brigham Continental Murex Petro-Hunt Whiting XTO Zavanna Zenergy Other Zenergy Cayko 22-27H 30 Stages 24-hr IP Rate: 923 bbl/d, 767 mcf/d Zenergy Helm 19-30HTF 30 Stages 24-hr IP Rate: 758 bbl/d, 766 mcf/d Zenergy Flynn 33-34TF H Recently Completed Results Pending Whiting Langwald 31-17-1H Recently Completed Results Pending Whiting Miller 34-8-1H Recently Completed Results Pending Brigham (Statoil) Sundheim 26-35 2H Recently Completed Results Pending Brigham (Statoil) Sundheim 26-35-1H Recently Completed Results Pending ___________________________________ Source: HPDI. Horizontal wells drilled since 1/2010

* Well Objective Lat. Length Stages 30-day IP (boepd) Well Cost ($mm) Status Ravin 26-35 1H Three Forks 10,000 23 391 $13.0 Producing Stenehjem 27-34 1H Middle Bakken 6,000 17 688 $11.5 Producing Jore Federal 2-11 3H Three Forks 10,000 35 510 $8.7 Producing Ravin 26-35 2H Middle Bakken 10,000 16 421 $10.5(1) Producing Ravin 26-35 3H Middle Bakken 10,000 26 627 $10.4(1) Producing Lillibridge 4H Three Forks 8,472 28 NA NA TD/Cased Lillibridge 3H Middle Bakken 10,000 28 NA NA TD/Cased Lillibridge 2H Three Forks 9,529 28 NA NA TD/Cased Lillibridge 1H Middle Bakken 10,000 28 NA NA Drilling lateral Focused on successful execution of long lateral horizontals: Reducing costs with pad operations Maintain flexibility & consistency with Company owned drill rig and in-house team Maintain lateral in the target zone to ensure effective depletion Plug and perf a large number of stages to maximize drainage Flow back prudently to avoid damaging the formation Feedback loop to constantly learn and improve The Lillibridge Completion in the North Fork Area Bakken / Three Forks Focused on Execution Does not deduct settlement with third party service provider

* Bakken / Three Forks Outperforming Type Curve (NorthFork) Single Well Economics Single Well Economics EUR (Mboe) ~462 Commodity Split 80% oil 8% NGLs 11% gas D&C Cost $8.5mm Type Curve Parameters Type Curve Parameters di (%) 99 b 1.5 dm (%) 7 GOR (scf/bbl) 1,150

* Eagle Ford Positioned in a Core Area (WyCross) Operator Abraxas Aurora Carrizo Chesapeake Comstock EOG Murphy Swift Talisman Other Carrizo J Rayes B Unit 11H 17 Stages 24-hr IP rate: 626 bbl/d, 624 mcf/d Carrizo J Rayes 21H 22 Stages 24-hr IP rate: 879 bbl/d, 276 mcf/d EOG San Miguel B Unit 4H 5,845 ft Lateral 24-hr IP rate: 1,213 bbl/d, 495 mcf/d EOG Four K Partners 2H 4,736 ft Lateral 24-hr IP rate: 973 bbl/d, 429 mcf/d Comstock Cutter Creek 1H 17 Stage Buda completion 24-hr IP rate: 575 bbl/d, 188 mcf/d Comstock Cutter Creek 2H 16 Stages 24-hr IP rate: 471 bbl/d, 422 mcf/d Comstock Cutter Creek A 1H 15 Stages 24-hr IP rate: 696 bbl/d, 413 mcf/d Abraxas Cobra B 1H 19 Stages 24-hr IP rate: 907 bbl/d, 308 mcf/d Abraxas Cobra 1H 18 Stages 24-hr IP rate: 1,050 bbl/d, 696 mcf/d Abraxas Mustang 1H 19 Stages 24-hr IP rate: 1,086 bbl/d, 689 mcf/d Chesapeake Peeler MCM E 3H 6,238 ft Lateral 24-hr IP rate: 857 bbl/d, 164 mcf/d Chesapeake Peeler MCM D 4H 6,217 ft Lateral 24-hr IP rate: 694 bbl/d, 924 mcf/d ___________________________________ Source: HPDI. Horizontal wells drilled since 1/2010

* Eagle Ford Outperforming Type Curve (WyCross) Well Objective Lat. Length Stages 30-day IP (boepd) Well Cost ($mm) Status Cobra 1H Eagle Ford 5,000 18 957 $10.1 Producing Cobra B 1H Eagle Ford 5,000 19 592 $6.6 Producing Mustang 1H Eagle Ford 5,000 19 1,152 $8.3 Producing Corvette C 1H Eagle Ford 5,000 20 867 $6.1 Producing Gran Torino A 1H Eagle Ford 5,000 21 790 $7.0 Producing Mustang 3H Eagle Ford 5,000 18 1,184 $6.2 Producing Mustang 2H Eagle Ford 5,000 19 NA $6.3 Producing Sting Ray A 1H Eagle Ford 7,500 28 NA NA Waiting on Completion Corvette A 1H Eagle Ford 5,000 19 NA NA Drilling Drilled & Completed Scheduled Locations Incremental Locations Upcoming 40 Acre Pilot

* Eagle Ford Outperforming Type Curve Single Well Economics Single Well Economics EUR (Mboe) ~575 Commodity Split 70% oil 11% NGLs 20% gas D&C Cost $7.0mm Type Curve Parameters Type Curve Parameters di (%) 99.11 b 1.3 dm (%) 7 GOR (scf/bbl) 1,000

* Abraxas’ “Hidden” Gas Portfolio Three Primary Regions (Trends): South Texas (Edwards), Delaware Basin (Montoya, Devonian), PRB (Turner) Previously booked PUDs now PRUDs – Edwards & Delaware Basin 23 gross / 18.6 net identified locations $87.9 million of net investment 57.6 net bcfe Assumed F&D = $1.53 Total identified total natural gas resource potential (PUD/PRUD/PSUD) 124 gross / 63 net identified locations $339+ million of net investment 128.1+ net bcfe Assumed F&D = $2.65

* Additional Development Areas

* Appendix

* Non-Op Bakken Divestiture Plan On February 20, 2013, Abraxas announced that it had retained E-Spectrum Advisors (an affiliate of Energy Spectrum Advisors Inc.) to market its non-operated Bakken and Three Forks assets in North Dakota and Montana Asset Details: 13,618 net acres in Billings, Burke, Divide, Dunn, McKenzie, Stark and Williams Counties, ND and Richland, Roosevelt and Sheridan Counties, MT 99% of acreage is held-by-production ~343 boepd (March) Diverse and experienced operator base including: Oasis Petroleum, Continental, ExxonMobil / XTO / Denbury, Whiting, Fidelity E&P, Hess, Statoil / Brigham, Citation, Petro-Hunt and others. If the Company is successful in achieving an acceptable price for these assets, the proceeds will be used to pay down the Company’s revolver and redeployed into its core operated Bakken and Eagle Ford assets Overview Asset Map

Liquidity and Long-Term Debt

ABRAXAS

Outlook

- Apr-13 credit facility availability of $36 million ($119 million drawn on $155 million line)
- Wall Street median consensus 2Q-4Q 2013E outspend of ~$12.1mm (1)
  - Liquidity coverage 3.0x
- Company plans to continue to pay down credit facility borrowings using divestiture proceeds
  - $3.4mm received in March and May 2013 Oil & Gas Clearinghouse Auction
  - $590,000 received for Martin County, TX properties; ~$135,000 proposed takeout for Insignia shares
  - ND Royalty Interest scheduled for July Oil & Gas Clearinghouse Auction
  - Ongoing non-op Bakken sale process

Liquidity Bridge: 1/1/2012 to 4/4/2013

($ in millions)	Jan 1, 2012	Mar 31, 2012		Jun 30, 2012		Sep 30, 2012		Dec 31, 2012		Apr 4, 2013
Credit Facility Line	$125	$125	+15	$140		$140	+10	$150	+5	$155
Less: Borrowings	115	115	+10	125	+9	134	-21	113	+6	$119
Availability	$10	$10	+5	$15	-9	$6	+31	$37	-1	$36
Plus: Cash	-	-		0	+3	3	-1	2	-2	0
Liquidity	$10	$10	+5	$15	-6	$9	+30	$39	-3	$36

- *Negative current ratio / covenant waiver*

- *$12.4mm gas hedge monetization during quarter*
- *Negative current ratio / covenant waiver*
- *Implementation of $10mm capex / quarter restriction and $7.5mm liquidity*

- *Sold Alberta Basin properties and Nordheim Eagle Ford interest for ~$22mm*
- *Removed $10mm capex / quarter limitation*

- *Borrowing base raised to $155 mm*
- *Removed $7.5mm liquidity covenant and Raven debt from all debt calculations*

(1) Based on Wall Street median estimates provided by Bloomberg

28

* Converse / Niobrara Counties, Wyoming Gross / Net Acres: 29,170 / 21,540 Primarily in Converse & Niobrara Counties ~4,300 net acres in Campbell County ~90% held by production Historical Activity: 13 wells (2000 – 2011) 8 horizontal / 5 vertical Recent Activity: Hedgehog State 16-2H (Crossbow) Cum production (14 mos): 125.7 MBoe 31% Oil / NGLs Brooks Draw: Sage Grouse 3H: (Cum Oil 25 MBbl / 50 MBbl EUR) Prairie Falcon 3H (Niobrara) Recent Industry Activity: 74 Permits 8 Completions Porcupine Field: Hedgehog State 16-2H (Turner) PRB – Stacked Pay Opportunities

* Spires Ranch (Nolan County) 5,640 gross/net acres; 920 HBPd Monitoring industry activity Geologic evaluation Logged shales through Spires 89 1H Millican Reef (Coke County) 6,725 gross/net acres Monitoring industry activity Geologic evaluation Permian Basin – Emerging Hz

Canada - Duvernay

Alberta, Canada: Eastern Shale Basin


FARM-IN BLOCK
LEDUC
REEF

Recently Drilled Neighboring Well

EOG Strikes Oil in Duvernay's East Shale Basin

"New public data for EOG's Duvernay horizontal at 1-20-38-28W4 showed a peak calendar-day rate to date of 239 boe/d for December. Oil comprised 88% of the wellhead production stream... We believe there is a possibility EOG is restricting rates or testing the well, meaning it could be producing the well intermittently through the months.
The reported rates are in the ballpark of our Eagle Ford West oil type curve peak rate of ~300 boe/d. Under Crown royalties, the Eagle Ford West type curve results in a break-even price of $82/boe and a per-well NPV of $1 million, assuming a $9 million well cost."
-- ITG, February 7, 2013

Duvernay:

- Net Acres: 42,880 (100% WI)
- Crown: 32 Sections; five year leases
- Farm-out/option: 35 Sections; three year term
- Represents a continuous, self sourced resource contained in a shaley organic rich low permeability reservoir
- Shale assessment and productivity expectations developed based on a review of analogues (i.e. Eagle Ford, Kaybob, Pembina/Willesden Green)
- All critical shale parameters point to the Duvernay being an excellent source and reservoir rock
- Available rock and completion data point to Canaxas lands containing volatile oil hydrocarbons in place

Planned Activity:

- Drill vertical pressure test

31

* Canada – Duvernay

Abraxas' "Hidden" Gas Portfolio



WARD COUNTY
REEVES COUNTY

2012 Ward County Acquisition

▪ **Acquisition of Partners' Interests in West Texas**

▪ Purchase Price	$6.7mm[1]
▪ PDP PV-15	$6.7mm[2]
▪ Production	1,440 mcfepd
▪ Reserves	7.613 bcfe
▪ Production	$4,650/mcfe/day
▪ Reserves	$.88/mcfe

Edwards (South Texas)

▪ PDP: 10.3 bcfe (net)
- Nordheim 2H: 7.0 bcfe gross
- Keuster 1H: 10.5 bcfe gross
- Previous risked offsetting PUD locations 27.9 bcfe (net)
- 11 gross/7 net locations dropped to PRUD (SEC 5 year rule)

▪ 7 gross/5 net locations drilled/completed yet to be frac'd unbooked

▪ Edwards economics
- New drill: $7.0 million/well/4.0 bcfe EUR / F&D $1.73/mcfe
- 20% ROR at $4.30/mcfe realized price
- Refrac: $0.7 million/well/0.5 bcfe EUR / F&D $1.40/mcfe
- 20% ROR at $1.98/mcfe realized price

Montoya / Devonian (Delaware Basin, West Texas)

▪ PDP 28.0 bcfe (net)
- Caprito 98 98 01U Devonian 39.0 bcfe gross
- Howe GU 5 1 Devonian 31.7 bcfe gross

▪ Previous risked offsetting PUD locations 29.7 bcfe (net)
- 12 gross/6 net locations dropped to PRUD (SEC 5 year rule)

▪ Montoya economics
- $5.0 million/well/6.6 bcfe EUR/ F&D $.75/mcfe
- 20% ROR at $3.16/mcfe realized price

▪ Devonian economics
- $5.8 million/well/7.6 bcfe EUR/ F&D $0.76/mcfe
- 20% ROR at $2.51/mcfe realized price

Other

▪ Eagle Ford Shale, Yoakum 1,908 net acres/~24 net locations, unbooked
▪ PRB, Turner (~50% gas) 2 gross (1.7 net) PUD / 50 gross (13 net) PRUD locations, 40.6 bcfe (net)
▪ Delaware Basin, Hudgins Ranch: 3 gross/ 2.6 net PSUD locations, 9.1 bcfe (net)
▪ Delaware Basin, Nine Mile Draw: 40 gross/ 31 net PSUD locations 18.0 bcfe (net)
▪ Wind River, Cow Hollow Field 5 gross/ .06 net PRUD locations 0.7 bcfe (net)
▪ Williston Basin, Red River: 1 gross/ .8 net PRUD location 2.1 bcfe (net)
▪ Uinta, Chapita Wells, unbooked

(1) Net of purchase price adjustments
(2) PV10 calculated using strip pricing as of 5/1/12 = $2.29

33

* NASDAQ: AXAS